ASSET RETIREMENT OBLIGATIONS	12 Months Ended
Dec. 31, 2025
Asset Retirement Obligation Disclosure [Abstract]
ASSET RETIREMENT OBLIGATIONS	ASSET RETIREMENT OBLIGATIONS
Hydro One records a liability for the estimated future expenditures for the removal and disposal of asbestos-containing materials installed in some of its facilities, as well as for the estimated expenditure for the future decommissioning and removal of some diesel generating stations and related assets operated by its subsidiary, Hydro One Remotes.
Asset retirement obligations, which represent legal obligations associated with the retirement of certain tangible long-lived assets, are computed as the present value of the projected expenditures for the future retirement of specific assets and are recognized in the period in which the liability is incurred, if a reasonable estimate can be made. If the asset remains in service at the recognition date, the present value of the liability is added to the carrying amount of the associated asset in the period the liability is incurred and this additional carrying amount is depreciated over the remaining life of the asset. If an asset retirement obligation is recorded in respect of an out-of-service asset, the asset retirement cost is charged to results of operations. Subsequent to the initial recognition, the liability is adjusted for any revisions to the estimated future cash flows associated with the asset retirement obligation, which can occur due to a number of factors including, but not limited to, cost escalation, changes in technology applicable to the assets to be retired, changes in legislation or regulations, as well as for accretion of the liability due to the passage of time until the obligation is settled. Depreciation expense is adjusted prospectively for any increases or decreases to the carrying amount of the associated asset.
Some of the Company’s transmission and distribution assets, particularly those located on unowned easements and rights-of-way, may have asset retirement obligations, conditional or otherwise. The majority of the Company’s easements and rights-of-way are either of perpetual duration or are automatically renewed annually. Land rights with finite terms are generally subject to extension or renewal. As the Company expects to use the majority of its facilities in perpetuity, no asset retirement obligations have been recorded for these assets. If, at some future date, a particular facility is shown not to meet the perpetuity assumption, it will be reviewed to determine whether an estimable asset retirement obligation exists. In such a case, an asset retirement obligation would be recorded at that time.
In determining the amounts to be recorded as asset retirement obligations, the Company estimates the current fair value for completing required work and makes assumptions as to when the future expenditures will actually be incurred, in order to generate future cash flow information. A long-term inflation assumption of approximately 2% has been used to express these current cost estimates as estimated future expenditures. Future expenditures have been discounted using factors ranging from approximately 1.0% to 3.0% (2024 - 1.0% to 3.0%) depending on the appropriate rate for the period when expenditures are expected to be incurred. All factors used in estimating the Company’s asset retirement obligations represent management’s best estimates of the cost required to meet existing legislation or regulations. However, it is reasonably possible that numbers or volumes of contaminated assets, cost estimates to perform work, inflation assumptions and the assumed pattern of annual cash flows may differ significantly from the Company’s current assumptions. Asset retirement obligations are reviewed annually or more frequently if significant changes in regulations or other relevant factors occur. Estimate changes are accounted for prospectively. As a result of its annual review of asset retirement obligations, the Company recorded a revaluation adjustment in 2025 to increase the asset retirement obligations related to the removal and disposal of asbestos-containing materials installed in some of its facilities by $3 million (2024 - $nil) and the asset retirement obligations related to decommissioning and removal of diesel generating station within the Hydro One Remotes operating territory by $1 million (2024 - $2 million).
As at December 31, 2025, Hydro One had recorded total asset retirement obligations of $43 million (2024 - $38 million), primarily consisting of the estimated future expenditures associated with the removal and disposal of asbestos-containing materials installed in some of its facilities of $22 million (2024 - $18 million), and the decommissioning and removal of diesel generating stations of $20 million (2024 - $19 million).